Investment Strategy - TBG Dividend Focus ETF	Nov. 30, 2025
Prospectus [Line Items]
Strategy [Heading]	PRINCIPAL INVESTMENT STRATEGIES
Strategy Narrative [Text Block]
The Fund operates as a diversified actively managed exchange-traded fund (“ETF”) that is sub-advised by Madison Avenue Financial Solutions, LLC (“Sub-Adviser”). The Fund seeks to achieve its investment objective by investing in equity securities of small-, mid- and large- capitalization companies that the Sub-Adviser believes have the potential to grow their dividends over time. The Fund will invest primarily in companies that have operations in and/or domiciled in the U.S. and that trade on U.S. stock exchanges. In addition, the Fund may invest in real estate investment trusts (REITs) and master limited partnerships (MLPs).
The Sub-Adviser begins its investment process by identifying companies with a dividend yield greater than the S&P 500 Index’s average dividend yield with an emphasis on those companies that have demonstrated the ability to grow their dividends more than 5% per year over a 5-7 year market cycle. The Sub-Adviser analyzes companies using bottom-up fundamental analysis, which includes, but not limited to, evaluating a company’s balance sheet strength and financial leverage, earnings growth, free cash flows, its short- and long-term payout ratios (i.e., the rate at which a company distributes earnings to its shareholders), the cyclicality of earnings, a company’s leadership position in its industry and the prospects for the industry. The Sub-Adviser prefers companies that have demonstrated the ability to grow their free cash flows, earnings and dividends while maintaining their financial strength. The Sub-Adviser will also consider the quality and reputation of a company’s management team, looking for those teams that have demonstrated the ability to strategically allocate company capital.
The Sub-Adviser’s investment philosophy is based on the belief that dividend growth is a strong indicator of the quality of the company. The Sub-Adviser believes that dividends are generally a sign of capital discipline, financial well-being and business sustainability and that they are the hallmark of a high-quality company that is suitable for long-term investment.
The Fund is generally expected to hold securities of approximately 30 to 40 companies at any given time. The Fund is not managed relative to a particular securities index or securities benchmark. Rather, the Sub-Adviser makes investment recommendations based on the results of its research processes. During normal market conditions, the Fund’s portfolio will be comprised of securities ranked highest based on the Sub-Adviser’s assessment of the company’s potential to generate increased levels of dividend payments over time.
Under normal circumstances, the Fund will invest at least 80% of its net assets, plus borrowings for investment purposes, in dividend-paying securities of U.S. companies. The Fund’s 80% policy is non-fundamental and can be changed without shareholder approval. However, Fund shareholders would be given at least 60 days’ notice prior to any such change.
The Sub-Adviser will generally sell a company when one or more of the following occur: i) the combination of dividend yield and dividend growth becomes notably lower than the average dividend yield or dividend growth for the Fund’s overall portfolio; ii) the investment thesis has deteriorated; and iii) diminished commitment by a company’s management to maintain and grow their dividend payouts. However, deviations from these sell criteria may be considered in exceptional market circumstances (e.g., pandemic) or if the situation is deemed a temporary change in the company outlook.

Rule 35d-1 Eighty Percent Investment Policy [Text Block]	Under normal circumstances, the Fund will invest at least 80% of its net assets, plus borrowings for investment purposes, in dividend-paying securities of U.S. companies.